UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 22, 2008

First Community Corporation

(Exact Name of Registrant As Specified in Its Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

000-28344	57-1010751
(Commission File Number)	(I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of Principal Executive Offices)	(Zip Code)

(803) 951-2265

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition

On October 22, 2008, First Community Corporation, holding company for First Community Bank, issued a press release announcing its financial results for the period ended September 30, 2008.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 8.01.  Other Events.

On October 22, 2008, First Community also announced that its Board of Directors declared a $0.08 per share dividend payable to shareholders of record as of October 31, 2008.  The dividend will be paid on November 14, 2008.

Attached as Exhibit 99.1 is a copy of the press release relating to the announcement of the share dividend, which is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

99.1	Earnings Press Release for the quarter ended September 30, 2008.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

By:	/s/ Joseph G. Sawyer
Name:	Joseph G. Sawyer
Title:	Chief Financial Officer

Dated: October 24, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings Press Release the quarter ended September 30, 2008.